UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 25, 2025
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Driven Brands Holdings Inc. (the “Company”) has elected Muhammad Khalid to serve as the Company’s Executive Vice President and Chief Operating Officer (“COO”) effective as of August 25, 2025. Mr. Khalid, age 44, has served as Executive Vice President and President of Take 5 since February 2023. From 2017 through 2023, he held multiple leadership positions at Great Wolf Resorts, including Senior Vice President of Operations. From 2016 through 2017, he served as the Vice President and Chief Operating Officer of Meineke at Driven Brands. He has also held a variety of leadership roles at Starwood Hotels & Resorts Worldwide, Burger King, Deutsche Bank and J.P. Morgan Chase. He received a Master of Business Administration from Columbia University and a Bachelor of Science degree in Finance from Rutgers University.
In connection with his election, Mr. Khalid will receive an annual base salary of $575,000, will be eligible to receive an annual performance-based cash bonus (with a target of 100% of his annual base salary), and will be eligible to receive annual equity grants of restricted stock units and performance stock units under the Company’s 2021 Omnibus Incentive Plan (with a target of 250% of his annual base salary), in each case as determined and approved by the Board or a committee thereof. Any equity grants will be subject to the terms of the Company’s Amended and Restated 2021 Omnibus Incentive Plan and the applicable award agreements.
There are no arrangements or understandings between Mr. Khalid and any other person pursuant to which he is being appointed as COO of the Company. There are no family relationships between Mr. Khalid and any other director or executive officer of the Company, and no transactions involving Mr. Khalid that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release announcing that it has elected Mr. Khalid to serve as COO. A copy of the press release announcing these elections is being furnished with this report and is incorporated herein by reference.
Note: The information provided pursuant to Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 25, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: August 25, 2025	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer